EXHIBIT 99.37

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each of the Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments to the Schedule 13D) with respect to the common shares, par value $0.01 per share, of Cincinnati Bell Inc., an Ohio corporation, and that this agreement may be included as an exhibit to such joint filing.

IN WITNESS WHEREOF, the undersigned hereby execute this agreement as of April 10, 2020.

ASSF IV AIV B HOLDINGS III, L.P.

By:	ASSF OPERATING MANAGER IV, L.P.
Its Manager

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ASSF OPERATING MANAGER IV, L.P.

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

AF V US BD HOLDINGS, L.P.

By:	AF V US BD HOLDINGS GP LLC
Its General Partner

By:	AF V BD AIV, L.P.
Its Sole Member

By:	ARES MANAGEMENT LLC
Its Manager

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

AF V US BD HOLDINGS GP LLC

	By:	AF V BD AIV, L.P.
Its Sole Member

By:	ARES MANAGEMENT LLC
Its Manager

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

AF V BD AIV, L.P.

By:	ARES MANAGEMENT LLC
Its Manager

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES CREDIT HEDGE FUND LP

By:	ARES CAPITAL MANAGEMENT III LLC
Its Manager

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES CAPITAL MANAGEMENT III LLC

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES MANAGEMENT LLC

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES MANAGEMENT HOLDINGS L.P.

By:	ARES HOLDCO LLC
Its General Partner

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES HOLDCO LLC

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES HOLDINGS INC.

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES MANAGEMENT CORPORATION

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES MANAGEMENT GP LLC

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES VOTING LLC

By:	ARES PARTNERS HOLDCO LLC
Its Sole Member

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES PARTNERS HOLDCO LLC

/s/ Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory